Exhibit 10.36

FIRST AMENDMENT

TO

DEMISE CHARTER

This FIRST AMENDMENT TO DEMISE CHARTER entered into as of January 18, 2002 amends the Demise Charter dated as of December 21, 2001 (the “Original Demise Charter”) between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as trustee of the GTC Connecticut Statutory Trust, and Gulfcoast Transit Company, a Florida corporation.

1. Amendment. The definition of “Adjustment Factor Percentage” in Schedule A to the Original Demise Charter is deleted and the following is substituted therefor:

“Adjustment Factor Percentage” shall mean, with respect to each Basic Hire Payment Date set forth below, the number set forth opposite such Basic Hire Payment Date, expressed as a percentage:

Basic Hire Payment Date	Adjustment Factor Percentage
January 2, 2008	0.003272
July 2, 2008	0.000000
January 2, 2009	0.003272
July 2, 2009	0.000000
January 2, 2010	0.003272
July 2, 2010	0.000000
January 2, 2011	0.003272
July 2, 2011	0.000000
January 2, 2012	0.003188
July 2, 2012	0.000000
January 2, 2013	0.001553
July 2, 2013	0.000542
December 21, 2013	0.000509

2. Ratification. Except as amended hereby, the Original Demise Charter remains in full force and effect in accordance with its terms.

3. Counterparts. This First Amendment to Demise Charter may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this First Amendment to Demise Charter to be signed as of the day and year first above written.

STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee of the GTC Connecticut Statutory Trust

By:
Name:
Title:

GULFCOAST TRANSIT COMPANY

By:
Name:
Title:

Acknowledged and accepted:

FLEET CAPITAL CORPORATION,
as Owner Participant

By:
Name:
Title:

TECO ENERGY, INC., as Guarantor

By:
Name:
Title: